UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	The Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1. Reports to Stockholders.

The Singapore Fund, Inc.

Semi-Annual Report
April 30, 2013

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund (the “Board”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four fiscal quarter-end net asset values. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Schedule 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to stockholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles the Fund estimates that distributions for the fiscal year commenced November 1, 2012, including the distribution paid on April 12, 2013, consisted of 19% net investment income, 6% net realized short-term capital gains and 75% net realized long-term capital gains.

In January 2014, a Form 1099-DIV will be sent to stockholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2013 calendar year.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of The Singapore Fund, Inc. (the “Fund”) for the six months ended April 30, 2013. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2013, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Return Performance

For the six months ended April 30, 2013, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 13.1%, assuming reinvestment of dividends and distributions, versus a return of 11.6% for the Fund’s benchmark, the MSCI Singapore Index.

Share Price and NAV Performance

For the six months ended April 30, 2013, based on market price, the Fund’s total return was 13.1% assuming reinvestment of dividends and distributions. The Fund’s share price increased 7.0% over the six months, from $13.55 on October 31, 2012 to $14.50 on April 30, 2013. The Fund’s share price on April 30, 2013 represented a discount of 10.8% to the NAV per share of $16.25 on that date, compared with a discount of 10.8% to the NAV per share of $15.19 on October 31, 2012.

Managed Distribution Policy

On August 15, 2012, the Fund announced the implementation of a managed distribution policy to pay quarterly distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The Board has determined that the initial percentage will be 6%. The MDP is subject to regular review by the Board. The next annual review is scheduled to take place in September 2013.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2013, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information

Please contact Aberdeen Asset Management Inc. by:

•                  calling toll free at 1-866-839-5205 in the United States, or

•                  emailing InvestorRelations@aberdeen-asset.com

•                  visiting www.aberdeensgf.com

Yours sincerely,

Alan Goodson
President

The Singapore Fund, Inc.	1

Report of the Investment Manager (unaudited)

Market Review

Singapore equities rose during the six-month period ended April 30, 2013, as liquidity from the global monetary easing by major central banks continued to buoy financial markets. Risk appetite was initially supported by signs of improvement in the global economy. An eleventh-hour compromise by U.S. lawmakers averted the “fiscal cliff,” while China’s economic data signalled a more sustained recovery. Volatility resurfaced subsequently on the back of concerns over U.S. government budget cuts, the inconclusive Italian election and Cyprus’s banking woes. Towards the end of the period, market sentiment was supported by resilient domestic earnings news and the Bank of Japan’s quantitative easing. Throughout the semiannual period, the Singapore central bank held monetary policy steady even though initial estimates showed the economy contracting in the first quarter, as inflationary pressures limited the possibility of further stimulus. The decline in exports in March 2013 was less than expected, as a rebound in pharmaceuticals mitigated weaker electronics shipments, but industrial production contracted relative to the same period a year earlier. February 2013 retail sales posted the sharpest decline since September 2012.

Fund Performance Review

The Fund’s holding in Bukit Sembawang Estates contributed significantly to performance, as property prices remained firm despite the government’s cooling measures. The property developer also improved its balance sheet. Another solid performer was healthcare facilities operator, Raffles Medical, which posted steady earnings growth from its core operations.

Conversely, while shares of telecom SingTel performed well during the review period, the underweight position versus the benchmark hampered the relative return. Detracting from Fund performance was SembCorp Marine, as its profitability was hurt by contingency costs for a rig-tilting incident in December, as well as a lower profit margin realized in the sale of its new drillship. However, the company’s order book reached a record high and we remain positive about the company’s outlook.

Outlook

Despite an unexpected contraction in Singapore’s gross domestic product (GDP) in the first quarter of 2013, the central bank is cautiously optimistic and expects a full-year expansion of 1%-3%. While we believe that curbs on foreign workers may increase wages and translate into higher costs for companies, we feel that this could be counterbalanced by the boost to private consumption from increased spending power. In our view, government expenditures on infrastructure in a bid to boost capacity in housing and public transport may also underpin investment demand. Nonetheless, we believe that the pace of economic recovery depends on the degree to which domestic resilience can hold up against external headwinds, which include U.S. fiscal uncertainty and the risk of policy error in the Eurozone. Vigilance against inflation risks is also warranted, in our opinion, as yield-seeking capital continues to flow into Asia. Against such a tentative macroeconomic backdrop, we maintain a positive view of the long-term prospects of the Fund’s holdings. Many of these companies have region-wide businesses that we feel should benefit from the growing intra-regional trade and an increasingly affluent middle class, backed by solid balance sheets and experienced management teams.

Aberdeen Asset Management Asia Limited

2	The Singapore Fund, Inc.

Portfolio Composition (unaudited)

April 30, 2013

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of April 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of April 30, 2013, the Fund held 98.6% of its net assets in equities, 0.3% in a short-term investment and 1.1% in other assets in excess of liabilities.

Asset Allocation as of April 30, 2013

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

April 30, 2013

The following were the Fund’s top ten holdings as of April 30, 2013:

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.0%
United Overseas Bank Ltd.	9.1%
Jardine Matheson Holdings Ltd.	7.3%
Keppel Corp. Ltd.	6.9%
DBS Group Holdings Ltd.	5.5%
City Developments Ltd.	5.2%
Singapore Technologies Engineering Ltd.	5.0%
Singapore Telecommunications Ltd.	4.3%
SembCorp Marine Ltd.	3.7%
Wheelock Properties (Singapore) Ltd.	3.4%

The Singapore Fund, Inc.	3

Average Annual Returns (unaudited)

April 30, 2013

The following table summarizes Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	20.76%	9.60%	5.29%	16.25%
Market Value	21.37%	9.90%	6.06%	17.37%
MSCI Singapore Index	15.96%	10.24%	5.41%	17.30%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio is 1.43%.

4	The Singapore Fund, Inc.

Portfolio of Investments (unaudited)(a)

As of April 30, 2013

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.6%
COMMON STOCKS—98.6%
CONSUMER DISCRETIONARY—3.9%
2,035,000	FJ Benjamin Holdings Ltd.	$439,381
60,000	Jardine Cycle & Carriage Ltd.	2,378,070
554,000	Singapore Press Holdings Ltd.	2,007,725
		4,825,176
CONSUMER STAPLES—0.4%
540,000	Breadtalk Group Ltd.	425,276
FINANCIALS—47.4%
2,900,000	Ascendas Hospitality Trust	2,400,191
710,000	Bukit Sembawang Estates Ltd.	4,117,531
723,000	CDL Hospitality Trusts	1,176,678
694,000	City Developments Ltd.	6,362,611
502,120	DBS Group Holdings Ltd.	6,849,554
3,280,000	Far East Hospitality Trust(b)	3,009,174
851,000	Hong Leong Finance Ltd.	1,922,226
1,096,500	Keppel REIT	1,345,698
1,395,641	Oversea-Chinese Banking Corp. Ltd.	12,320,693
584,000	Singapore Exchange Ltd.	3,556,160
649,397	United Overseas Bank Ltd.	11,284,761
2,611,000	Wheelock Properties (Singapore) Ltd.	4,160,476
		58,505,753
HEALTH CARE—3.6%
2,361,000	Eu Yan Sang International Ltd.(b)	1,226,792
1,170,000	Raffles Medical Group Ltd.	3,248,787
		4,475,579
INDUSTRIALS—35.7%
1,550,000	ComfortDelGro Corp. Ltd.	2,500,882
138,400	Jardine Matheson Holdings Ltd.	8,990,464
67,000	Jardine Strategic Holdings Ltd.	2,616,305
982,500	Keppel Corp. Ltd.	8,570,093
993,000	SATS Ltd.	2,538,792
1,292,000	SembCorp Marine Ltd.	4,539,015
335,000	Singapore Airlines Ltd.	3,025,081
1,245,000	Singapore Post Ltd.	1,304,706
1,720,000	Singapore Technologies Engineering Ltd.	6,155,959
809,990	Straits Trading Co. Ltd.(b)	2,558,140
490,000	United Engineers Ltd.	1,250,925
		44,050,362
INFORMATION TECHNOLOGY—3.3%
1,247,000	Silverlake Axis Ltd.	721,035
497,000	Venture Corp. Ltd.	3,357,016
		4,078,051
TELECOMMUNICATION SERVICES—4.3%
1,670,000	Singapore Telecommunications Ltd.	5,334,483
	Total Long-Term Investments—98.6% (cost $86,788,704)	121,694,680

See Notes to Financial Statements.

The Singapore Fund, Inc.	5

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2013

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
$445,000	Repurchase Agreement, State Street Bank and Trust Co., 0.04% dated 04/30/2013, due 05/01/2013 repurchase price $445,000, collateralized by U.S. Treasury Note, maturing 07/31/2017; total market value of $455,062(b)	$445,000
	Total Short-Term Investment—0.3% (cost $445,000)	445,000
	Total Investments—98.9% (cost $87,233,704)(c)	122,139,680
	Other Assets in Excess of Liabilities—1.1%	1,316,867
	Net Assets—100.0%	$123,456,547

(a)         Unless otherwise noted all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

(b)        Security not fair valued.

(c)         See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

6	The Singapore Fund, Inc.

Statement of Assets and Liabilities

As of April 30, 2013 (unaudited)

Assets
Investments, at value (cost $86,788,704)	$121,694,680
Repurchase agreement, at value (cost $445,000)	445,000
Cash	647
Dividends receivable	1,188,137
Receivable for investments sold	696,378
Prepaid expenses	2,388
Total assets	124,027,230
Liabilities
Payable for investments purchased	283,047
Legal fees and expenses (Note 3)	78,895
Investment management fees payable (Note 3)	71,156
Audit and tax services	54,277
Director fees payable	29,043
Investor relations fees payable (Note 3)	20,827
Administration fees payable (Note 3)	19,869
Accrued expenses	13,569
Total liabilities	570,683

Net Assets	$123,456,547
Composition of Net Assets:
Common stock (par value $.01 per share)	$75,984
Paid-in capital in excess of par	86,651,222
Distributions in excess of net investment income	(1,248,870)
Accumulated net realized gain from investments and foreign currency transactions	3,067,452
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	34,910,759
Net Assets	$123,456,547
Net asset value per common share based on 7,598,370 shares issued and outstanding	$16.25

See Notes to Financial Statements.

The Singapore Fund, Inc.	7

Statement of Operations

For the Six Months Ended April 30, 2013 (unaudited)

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $13,273)	$1,708,958
Interest	72
1,709,030

Expenses
Investment management fee (Note 3)	421,204
Administration fee (Note 3)	117,119
Legal fees and expenses (Note 3)	74,384
Directors’ fees and expenses	47,172
Independent auditors’ fees and expenses	38,877
Reports to stockholders and proxy solicitation	36,725
Investor relations fees and expenses (Note 3)	31,996
Custodian’s fees and expenses	17,328
Insurance expense	8,210
Transfer agent’s fees and expenses	6,451
Miscellaneous	36,855
Total expenses	836,321

Net Investment Income	872,709

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	3,234,694
Foreign currency transactions	(13,942)
3,220,752

Net change in unrealized appreciation/(depreciation) on:
Investments	10,056,440
Foreign currency translation	3,245
10,059,685
Net realized and unrealized gain on investments and foreign currency related transactions	13,280,437
Net Increase in Net Assets Resulting from Operations	$14,153,146

See Notes to Financial Statements.

8	The Singapore Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012
Increase/(Decrease) in Net Assets Operations:
Net investment income	$872,709	$2,311,922
Net realized gain from investment transactions	3,234,694	7,821,937
Net realized gain/(loss) from foreign currency transactions	(13,942)	50,533
Net change in unrealized appreciation/depreciation on investments	10,056,440	7,535,268
Net change in unrealized appreciation/depreciation on foreign currency translation	3,245	1,751
Net increase in net assets resulting from operations	14,153,146	17,721,411
Distributions to Stockholders from:
Net investment income	(6,044,184)	(2,910,258)
Net realized gains	–	(2,950,651)
Net decrease in net assets from distributions	(6,044,184)	(5,860,909)
Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 81,411 and 47,737 shares of common stock, respectively	1,157,846	577,317
In-kind tender offer resulting in the retirement of 0 and 2,499,192 shares of common stock, respectively (Note 5)	–	(35,159,751)
Expenses in connection with the in-kind tender offer (Note 5)	(5,502)	(590,688)
Change in net assets from capital stock transactions	1,152,344	(35,173,122)
Change in net assets resulting from operations	9,261,306	(23,312,620)
Net Assets:
Beginning of period	114,195,241	137,507,861
End of period (including accumulated net investment income/(distributions in excess of net investment income) of ($1,248,870) and $811,268, respectively)	$123,456,547	$114,195,241

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

The Singapore Fund, Inc.	9

Financial Highlights

	For the Six Months Ended April 30, 2013		For the Year Ended October 31,
	(unaudited)		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$15.19		$13.79	$17.26	$13.85	$8.85	$22.83
Net investment income	0.12		0.27	0.16	0.15	0.20	0.27
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.74		1.80	(1.75)	3.52	5.31	(12.77)
Total from investment operations	1.86		2.07	(1.59)	3.67	5.51	(12.50)
Distributions from:
Net investment income	(0.80)		(0.34)	(0.28)	(0.26)	(0.03)	(1.31)
Net realized gains	–		(0.30)	(1.57)	–	(0.47)	(0.15)
Total distributions	(0.80)		(0.64)	(1.85)	(0.26)	(0.50)	(1.46)
Dilutive effect of dividend reinvestment	–		–	(0.03)	–	(0.01)	(0.02)
Dilutive effect of in-kind tender offer	–		(0.03)	–	–	–	–
Net asset value, end of period	$16.25		$15.19	$13.79	$17.26	$13.85	$8.85
Market value, end of period	$14.50		$13.55	$12.60	$16.31	$12.45	$8.04
Total Investment Return Based on(b):
Market value	13.12%		13.48%	(13.19% )	33.59%	65.09%	(57.49% )
Net asset value	13.08%		16.24%	(10.22% )	27.08%	66.85%	(57.53% )
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$123.5		$114.2	$137.5	$163.9	$131.2	$82.9
Net operating expenses	1.43%	(c)	1.65%	1.83%	1.76%	1.95%	1.79%
Expenses, including tax applicable to net investment income	1.45%	(c)	1.67%	1.84%	1.79%	2.03%	1.82%
Net investment income	1.49%	(c)	1.96%	1.03%	1.03%	1.91%	1.66%
Portfolio turnover	6%		11%	76%	69%	98%	94%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

10	The Singapore Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2013, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotations are not readily available or are deemed unreliable (other than because the foreign exchange on which they trade closed before the Valuation Time), the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Singapore Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Financials	$3,009,174	$55,496,579	$–	$58,505,753
Health Care	1,226,792	3,248,787	–	4,475,579
Industrials	2,558,140	41,492,222	–	44,050,362
Other	–	14,662,986	–	14,662,986
Short-Term Investment	–	445,000	–	445,000
Total Investments	$6,794,106	$115,345,574	$–	$122,139,680

The Fund held no Level 3 securities at April 30, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $445,000 as of April 30, 2013.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

12	The Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

(d) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the six month period ended April 30, 2013, AAMAL earned $421,204 from the Fund for management fees.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly, at an annual fee rate of 0.20% of the value of the Fund’s average weekly net assets. For the six month period ended April 30, 2013, AAMI earned $117,119 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional

The Singapore Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six months ended April 30, 2013, the Fund incurred investor relations fees of approximately $30,010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Other Agreements:

During the six months ended April 30, 2013, the Fund paid or accrued $74,384 for legal services, in connection with the Fund’s on-going operations to a law firm in which one of the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2013, were $7,079,292 and $12,864,568, respectively.

5. Capital

There are 100 million shares of $0.01 par value common stock authorized. As of April 30, 2013, there were 7,598,370 shares of common stock issued and outstanding.

During the six months ended April 30, 2013, 57,653 and 23,758 shares were issued on January 11, 2013 and on April 12, 2013, respectively, as part of the Fund’s dividend reinvestment and cash purchase plan.

On March 20, 2012, the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”). The Purchase Price was equal to 99% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million. In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. In accordance with the terms of the Offer, the Fund accepted shares on a pro-rata basis from all tendering stockholders, except that the Fund accepted all shares tendered by stockholders who owned fewer than 100 shares and tendered all their shares for purchase in the Offer before pro-rating the shares tendered by other stockholders. Accordingly, on a pro-rata basis, the Fund accepted for payment approximately 51.3% of the shares validly tendered in the Offer. Due to the large size of the conventional minimum trading threshold in Singapore, any stockholder that tendered fewer than 5,621 shares in the Offer was allocated fewer than 1,000 shares with respect to each of the portfolio securities, and therefore, received solely cash in exchange for their shares in the Offer. Approximately $3.7 million of the realized gains on investments included in the Statement of Operations resulted from the in-kind tender offer. These in-kind net gains were excluded from the Fund’s calculation of investment company taxable income and net capital gain and were not subject to the distribution requirements of the IRC applicable to regulated investment companies.

Based upon filings with the Securities and Exchange Commission as of April 30, 2013, Lazard Asset Management LLC held 11.8% of the shares outstanding and 1607 Capital Partners LLC held 8.9% of the shares outstanding.

6. Discount Management

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. No shares were purchased by the Fund pursuant to the Discount Management Policy during the six months ended April 30, 2013.

7. Open Market Repurchase Program

On April 11, 2012, the Fund announced that the Board had approved a share repurchase program. The Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. In accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below

14	The Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

12%. No shares were purchased by the Fund under the program during the six months ended April 30, 2013.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2013 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$87,233,704	$35,996,128	$(1,090,152)	$34,905,976

11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2013.

On June 11, 2013, the Fund announced that it will pay on July 12, 2013, a distribution of US$0.23 per share to all Stockholders of record as of June 28, 2013.

The Singapore Fund, Inc.	15

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.aberdeensgf.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

16	The Singapore Fund, Inc.

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An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeensgf.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•                   Calling us toll free at 1-866-839-5205 in the U.S.

•                   E-mailing us at InvestorRelations@aberdeen-asset.com

•                   Visiting us on the web at www.aberdeen-asset.us/cef

Corporate Information

Directors

Moritz A. Sell, Chairman

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President-Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Heather Hasson, Assistant Secretary

Leonard B. Mackey, Jr., Assistant Secretary

John J. O’Keefe, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

The accompanying Financial Statements as of April 30, 2013, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of The Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited and Aberdeen Asset Management Asia Limited, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on January 4, 2013.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2012 through November 30, 2012	0	0	0	751,695
December 1, 2012 Through December 31, 2012	0	0	0	751,695
January 1, 2013 through January 31, 2013	0	0	0	757,461
February 1, 2013 through February 28, 2013	0	0	0	757,461
March 1, 2013 through March 31, 2013	0	0	0	757,461
April 1, 2013 through April 30, 2013	0	0	0	759,837
Total	0	0	0	--

1   On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares for each twelve month period ending October 31. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s first fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2) and (c)(3), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.
By: /s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The Singapore Fund, Inc.

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Alan Goodson

Alan Goodson,

Principal Executive Officer of

The Singapore Fund, Inc.

Date: July 2, 2013

By: /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

The Singapore Fund, Inc.

Date: July 2, 2013